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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  ___________

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report: March 22, 2010
                Date of Earliest Event Reported: March 17, 2010
                                  ___________

                                 MAXIMUS, INC.
             (Exact name of registrant as specified in its charter)


          Virginia                   1-12997                     54-1000588
(State or other jurisdiction       (Commission                (I.R.S. Employer
      of incorporation)            File Number)              Identification No.)


        11419 Sunset Hills Road,
            Reston, Virginia                                  20190-5207
(Address of principal executive offices)                      (Zip Code)

       Registrant's telephone number, including area code: (703) 251-8500

                                 Not Applicable
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.07    Submission of Matters to a Vote of Security Holders.

At our Annual Meeting of Shareholders held on March 18, 2010, our shareholders voted as follows:

(a) To elect Paul R. Lederer, Peter B. Pond, and James R. Thompson, Jr. as Class I Directors of the Company for a three-year term.

            Nominee                  Total Votes For        Total Votes Withheld
            Paul R. Lederer               16,119,318                     449,611
            Peter B. Pond                 15,944,984                     623,945
            James R. Thompson, Jr.         8,841,913                   7,727,016

     Russell A. Beliveau, John J. Haley, Richard A. Montoni, Marilyn R. Seymann, Raymond B. Ruddy, and Wellington E. Webb continued their terms in office after the meeting.

(b) To ratify the appointment of Ernst & Young LLP as our independent public accountants for our 2010 fiscal year.

                    Total Votes For           16,783,013
                    Total Votes Against          142,579
                    Abstentions                      940


Item 8.01    Other Events.

In light of the recent merger between Watson Wyatt Worldwide, Inc. ("Watson Wyatt") and Towers, Perrin, Forster & Crosby, Inc. ("Towers Perrin"), John J. Haley resigned from the Compensation Committee of the Company's Board of Directors effective March 17, 2010. Mr. Haley was formerly the Chief Executive Officer of Watson Wyatt and now serves as the Chief Executive Officer of the combined company. Towers Perrin has provided certain compensation consulting services to the Company, and the Company plans to continue that relationship. Mr. Haley continues as a Class II director of the Company.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      MAXIMUS, Inc.


Date: March 22, 2010                  By:   /s/ David R. Francis
                                          ----------------------
                                          David R. Francis
                                          General Counsel and Secretary